UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported):  September 1, 2011

NewMarket Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-27917	65-0729900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14860 Montfort Drive, Suite 210 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 386-3372

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 1, 2011, the holder of 51% of the voting power of NewMarket Technology, Inc. (the “Company”) acting by written consent approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 (the “Common Stock”), from two billion (2,000,000,000) shares to twenty billion (20,000,000,000) shares.  Approval was obtained from the holder of the 500 outstanding shares of the Company's Series K Preferred Super Majority Voting Stock (the “Series K Preferred Stock”).  The Series K Preferred Stock votes with the Common Stock and is deemed to represent 51% of the voting power of the Company’s stockholders.

An Information Statement on Schedule 14C was filed with the Securities and Exchange Commission on September 28, 2011 advising of the taking of such action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 19, 2011	NEWMARKET TECHNOLOGY, INC.

		By:	/s/ Bruce Noller
Bruce Noller
Chief Executive Officer

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